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                                                                      EX-99.E1iv

                                   APPENDIX A
                             (updated on 12/20/01)


Delaware Group Adviser Funds
     Delaware U.S. Growth Fund

Delaware Group Cash Reserve
     Delaware Cash Reserve Fund

Delaware Group Equity Funds I
     Delaware Balanced Fund
     Delaware Devon Fund

Delaware Group Equity Funds II
     Delaware Decatur Equity Income Fund
     Delaware Diversified Value Fund
     Delaware Growth and Income Fund
     Delaware Social Awareness Fund

Delaware Group Equity Funds III
     Delaware American Services Fund
     Delaware Focused Growth Fund
     Delaware Health Care Fund
     Delaware Focused Value Fund
     Delaware Small Cap Growth Fund
     Delaware Technology and Innovation Fund
     Delaware Trend Fund

Delaware Group Equity Funds IV
     Delaware Diversified Growth Fund
     Delaware Growth Opportunities Fund

Delaware Group Equity Funds V
     Delaware Retirement Income Fund
     Delaware Small Cap Contrarian Fund
     Delaware Small Cap Value Fund

Delaware Group Foundation Funds
     Delaware Balanced Portfolio
     Delaware Growth Portfolio
     Delaware Income Portfolio
     Delaware S&P 500 Index Fund
     The Asset Allocation Portfolio

Delaware Group Limited-Term Government Funds
     Delaware Limited-Term Government Fund

 Delaware Group Global & International Funds
     Delaware Emerging Markets Fund
     Delaware International Value Equity Fund
     Delaware International Small Cap Value Fund


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Delaware Group Government Fund
     Delaware American Government Bond Fund

Delaware Group Income Funds
     Delaware Corporate Bond Fund
     Delaware Delchester Fund
     Delaware Extended Duration Bond Fund
     Delaware High-Yield Opportunities Fund
     Delaware Strategic Income Fund

Delaware Group Premium Fund
     Balanced Series
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series
     Devon Series
     Emerging Markets Series
     Global Bond Series
     Growth and Income Series
     Growth Opportunities Series
     High Yield Series
     International Equity Series
     REIT Series Select Growth Series
     Small Cap Value Series
     Social Awareness Series
     Strategic Income Series
     Technology and Innovation Series
     Trend Series
     U.S. Growth Series

Delaware Group State Tax-Free Income Trust
     Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
     Delaware Tax-Free Insured Fund
     Delaware Tax-Free USA Fund
     Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
     Delaware Tax-Free Money Fund

Delaware Pooled Trust
      International Equity Portfolio
              (R Class)
      Real Estate Investment Trust Portfolio
              (A Class; B Class; C Class; and Institutional Class)

Voyageur Insured Funds
     Delaware Minnesota Insured Fund
     Delaware Tax-Free Arizona Insured Fund


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Voyageur Intermediate Tax Free Funds
    Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Investment Trust
    Delaware Tax-Free California Insured Fund
    Delaware Tax-Free Florida Fund
    Delaware Tax-Free Florida Insured Fund
    Delaware Tax-Free Missouri Insured Fund
    Delaware Tax-Free Oregon Insured Fund

Voyageur Mutual Funds
     Delaware Minnesota High-Yield Municipal Bond Fund
     Delaware National High-Yield Municipal Bond Fund
     Delaware Tax-Free Arizona Fund
     Delaware Tax-Free California Fund
     Delaware Tax-Free Idaho Fund
     Delaware Tax-Free New York Fund

Voyageur Mutual Funds II
     Delaware Tax-Free Colorado Fund

Voyageur Mutual Funds III
     Delaware Core Equity Fund
     Delaware Select Growth Fund

Voyageur Tax Free Funds
     Delaware Tax-Free Minnesota Fund




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Agreed to and accepted:


DELAWARE DISTRIBUTORS, L.P.

By:      DELAWARE DISTRIBUTORS, INC.
         General Partner


By:      /s/ David K. Downes
         ------------------------------------------------
Name:    David K. Downes
Title:   Executive Vice President




LINCOLN FINANCIAL DISTRIBUTORS, INC.


By:      /s/ Karen R. Matheson
         -----------------------------------
Name:    Karen R. Matheson
Title:   Senior Vice President, Chief Financial Officer